UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 21, 2006

ACNB CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA		17325
(Address of principal executive offices)		(Zip Code)

(717) 334-3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 21, 2006, David W. Cathell, age 51, was appointed Principal Financial Officer of ACNB Corporation and Adams County National Bank. He is also First Vice President and Controller of Adams County National Bank. Mr. Cathell was previously employed by Fulton Bancshares Corporation and the Fulton County National Bank and Trust Company as Senior Vice President and Chief Financial Officer from March 2005 to September 2005. Mr. Cathell also has ten prior years of banking experience as the Chief Financial Officer of Pennsylvania State Bank from 1999-2004 and as a Vice President and Controller in the Keystone Financial organization from 1994-1999.

On March 21, 2006, Lynda L. Glass, age 45, was appointed Secretary and Treasurer of ACNB Corporation. Ms. Glass also serves as the Executive Vice President of ACNB Corporation and has served in that position since 2003. She was the Assistant Secretary of ACNB Corporation from 1993-2003. In addition, Ms. Glass is the Executive Vice President and Chief Operating Officer of Adams County National Bank.

ITEM. 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On March 21, 2006, ACNB Corporation added the following provisions to the ACNB Corporation Code of Ethics based on the Federal Deposit Insurance Corporation’s (“FDIC”) recent release on Corporate Codes of Conduct entitled, “Guidance On Implementing An Effective Ethics Program”:

Safeguarding Confidential Information

Trade secrets and other proprietary information of the Company and its customers and suppliers, employee data, information about the Company’s customers and suppliers, and all other nonpublic information that might be of use to the Company’s competitors or harmful to the Company or its customers, if disclosed, is confidential information. Confidential information should be protected by all directors, officers, and employees and, except to the extent legally required or specifically authorized by an appropriate representative of the Company, should not be disclosed to persons inside or outside the Company who do not have a legitimate, work-related need to know such information. The loss of this information through inadvertent or improper disclosure could be harmful to the Company and its customers and suppliers.

Providing Candor in Dealing with Auditors, Examiners and Legal Counsel

All directors, officers and employees are required to respond honestly and candidly when dealing with the Company’s independent and internal auditors, regulators and attorneys.

The following was also added to the section entitled, “Bribery, Kickbacks and Other Improper Payments”:

Do not solicit for yourself or for a third party (other than the Company itself) anything of value from anyone in return for any business, service or confidential information of the Company.

Do not accept anything of value (other than bona fide salary, wages and fees referred to in 18 U.S.C. 215(c)) from anyone in connection with the business of the Company, either before or after a transaction is discussed or consummated.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

14	Code of Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACNB CORPORATION

Date: March 27, 2006	BY:	/s/ Thomas A. Ritter

	Name:	Thomas A. Ritter
	Title:	President and
Chief Executive Officer